EXHIBIT 10.33

                                 EXECUTION COPY


                                U.S. $450,000,000



                               FOURTH AMENDMENT TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT


                                      among


                     HEALTH AND RETIREMENT PROPERTIES TRUST,
                                  as Borrower,


                            THE LENDERS NAMED HEREIN,


                  DRESDNER KLEINWORT BENSON NORTH AMERICA LLC,
                                    as Agent,


                              FLEET NATIONAL BANK,
                             as Administrative Agent





                          Dated as of November 14, 1997

                     HEALTH AND RETIREMENT PROPERTIES TRUST

                               FOURTH AMENDMENT TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                          DATED AS OF NOVEMBER 14, 1997


         This FOURTH AMENDMENT (this "Amendment") is dated as of November 14, 1997 among HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders listed on the signature pages hereof (the "Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC (as successor to Kleinwort Benson Limited), a limited liability company organized under the laws of Delaware, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, as defined below, "Agent"), and FLEET NATIONAL BANK (as successor to Fleet Bank of Massachusetts) a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), and is made with reference to the Third Amended and Restated Revolving Loan Agreement dated as of March 15, 1996, as amended by a First Amendment dated as of December 15, 1996, a Second Amendment and Waiver dated as of March 19, 1997 and a Third Amendment dated as of July 30, 1997 (as amended to date and from time to time hereafter, the "Loan Agreement") among Borrower, the Lenders, Agent, Administrative Agent and Co-Agents referred to therein and, in connection with Section 9 of the Loan Agreement and the guaranties given therein, HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL, INC., a Delaware corporation and a direct wholly-owned Subsidiary of Borrower ("Retirement Properties"), CAUSEWAY HOLDINGS INC., a Massachusetts corporation and a direct wholly-owned Subsidiary of Borrower ("Causeway"), SJO CORPORATION, a Massachusetts corporation and a direct wholly-owned Subsidiary of Borrower ("SJO"), HUB PROPERTIES TRUST, HUB ACQUISITION TRUST, and HUB LA PROPERTIES TRUST, each a Maryland real estate investment trust and each a direct wholly-owned Subsidiary of Borrower (the "Trust Subsidiaries"), HUB REALTY FUNDING, INC., HUB MANAGEMENT, INC., HUB REALTY COLLEGE PARK, INC., HUB REALTY I, INC., HUB REALTY IV., INC. and HUB REALTY GOLDEN, INC., each a Delaware corporation and a wholly-owned Subsidiary of Borrower (the "Delaware Subsidiaries"), and HUB REALTY COLLEGE PARK I, LLC, a Maryland limited liability company and a wholly-owned Subsidiary of Borrower (the "LLC"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

         WHEREAS, Borrower has advised Lenders that it wishes to amend certain terms of the Loan Agreement;

         WHEREAS, subject to the terms set forth herein, Lenders have agreed to amend the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1. Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by the amendment and restatement of the definition of "Facility" as follows:-

                  ""Facility" means each (i) operating facility offering health care or related services or rehabilitation or retirement services or other health care related income producing real property interest (including, without limitation, the Fee Interests and/or Leasehold Interests and/or Mortgage Interests associated with such facility) in which Borrower or any of its Subsidiaries has acquired or will acquire an interest as owner, lessee or mortgagee, and (ii) facility comprising office or similar administrative type space (including, without limitation, the Fee Interest and/or Leasehold Interests associated with such facility) in which Borrower or any of its Subsidiaries has acquired an interest as owner or lessee and which facility is leased or subleased by Borrower or any of its Subsidiaries to a Government Agency or, in the case of a Medical Office Asset, for medical research and development or, in the case of a Fee or Mortgage Interest described in Section 6.7(vi), for any business purpose, including, without limitation, in the case of both (i) and
                  (ii), each Property and Mortgaged Property.

         (b) Section 6.7 of the Loan Agreement is hereby amended by deleting the word "and" immediately before (v) in the text thereof and replacing it with a comma, deleting the period at the end thereof and adding the following proviso at the end thereof:-

                  ", and (vi)  notwithstanding the preceding  provisions of this
                  Section 6.7, Borrower shall not be deemed to have made any material change in the nature of its business as presently conducted  to  the  extent  that  the  Borrower  directly,  or indirectly through a Subsidiary, acquires or operates, or acquires or funds a Mortgage Interest in, income producing real property interests and facilities not heretofore described in this Section 6.7 if such real property interests or Mortgage Interests (i) valued at cost as of the date of their respective acquisitions, do not in the aggregate exceed 10% of the aggregate Allowed Value of the Properties and Mortgage Interests of the Borrower and its Subsidiaries on a consolidated basis determined (x) at the time of such acquisition or (y) if a facility is at the time of its acquisition of a type heretofore described in this
                  Section 6.7 but is thereafter converted to a type not heretofore so described, on the date of such conversion, and
                  (ii) are not treated by the Borrower as Eligible Properties or Eligible Mortgages, as the case may be, for any purpose of this Agreement."

         (c) Sections 7.1 (r) and (s) of the Loan Agreement are hereby amended and restated as follows:

                  "(r) Medical Office Assets and Clinics. More than 55% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Medical Office Assets and/or Clinics; or"

         (d) Sections 7.1 (t), (u) and (v) are hereby renumbered as Sections 7.1
  (s), (t) and (u), respectively.

         2. Conditions to Effectiveness.

         Section 1 of this Amendment shall become effective immediately upon the prior or concurrent satisfaction of the conditions that Borrower shall deliver to Agent for Lenders (with sufficient originally executed copies for each Lender) executed copies of this Amendment, executed by Borrower, Retirement Properties, Causeway, SJO, the Trust Subsidiaries, the Delaware Subsidiaries and the LLC, Agent, Co-Agent(s) and the Majority Lenders.

         3. Representations and Warranties.

         In order to induce Lenders and Agent to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:

         (a) Borrower has the power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement (as amended by this Amendment, the "Amended Agreement").

         (b) The execution and delivery of this Amendment and the performance of the Amended Agreement have been authorized by all necessary action on the part of Borrower.

         (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement and the use of proceeds thereunder (i) do not violate any Requirement of Law or Contractual Obligation of Borrower, (ii) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation of Borrower and (iii) do not require the consent of any third party.

         (d) This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (e) The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the effective date described in Section 2 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (f) After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions described in or otherwise contemplated by this Amendment that would constitute a Default or an Event of Default.

         (g)  The  Declaration  of  Trust,   By-Laws  and  other  organizational
documents of Borrower have not been amended since May 14, 1997, and the copies thereof delivered to Lenders under the Loan Agreement are true, correct and complete copies thereof as in effect on the effective date described in Section 2.

         4. Guarantors' Acknowledgement and Consent.

         Each of Retirement Properties, Causeway, SJO, the Trust Subsidiaries, the Delaware Subsidiaries and the LLC (each a "Subsidiary Guarantor") has guarantied the obligations of Borrower under Section 9 of the Loan Agreement.

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the provisions of the Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that its guaranty under the Loan Agreement will continue to guaranty to the fullest extent possible the payment and performance of all obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Each Subsidiary Guarantor acknowledges and agrees that Section 9 of the Loan Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         Each Subsidiary Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (b) nothing in the Loan Agreement or this Amendment shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or waivers to the Loan Agreement.

         5. Reference to and Effect on the Loan Agreement and Other Loan Documents. Except as specifically amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. Fees and Expenses. Borrower agrees to pay to Agent on demand all reasonable costs, fees and expenses incurred by Agent (including, without limitation, legal fees and expenses) with respect to this Amendment and the documents and transactions contemplated hereby.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         10. Limitation of Amendment. Without limiting the generality of the provisions of Section 10.4 of the Loan Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Amendment shall be deemed to prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

         11. Acknowledgment. Borrower acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of set off whatsoever with respect to the Amended Agreement or any of the other Loan Documents.

         12. NONLIABILITY OF TRUSTEES.

         (a) THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         (b) THE DECLARATIONS OF TRUST ESTABLISHING HUB PROPERTIES TRUST DATED SEPTEMBER 12, 1996, HUB ACQUISITION TRUST DATED MARCH 14, 1997 AND HUB LA PROPERTIES TRUST DATED MAY 12, 1997, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "TRUST SUBSIDIARIES DECLARATIONS"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAMES "HUB PROPERTIES TRUST", "HUB ACQUISITION TRUST" AND "HUB LA PROPERTIES TRUST" REFER TO THE RESPECTIVE TRUSTEES UNDER THE RESPECTIVE TRUST SUBSIDIARIES DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE TRUST SUBSIDIARIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH TRUST SUBSIDIARY. ALL PERSONS DEALING WITH EACH TRUST SUBSIDIARY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH TRUST SUBSIDIARY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      HEALTH AND RETIREMENT
                                      PROPERTIES TRUST

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer

                                      DRESDNER KLEINWORT BENSON
                                      NORTH AMERICA LLC, as Agent

                                      By: /s/
                                      Name:
                                      Title  Executive Vice President

                                      By: /s/
                                      Name:
                                      Title

                                      DRESDNER BANK AG, New York Branch,
                                      as a Lender

                                      By:    /s/ Felix K. Camacho
                                      Name:  Felix K. Camacho
                                      Title  Assistant Treasurer

                                      By:    /s/ Robert Grella
                                      Name:  Robert Grella
                                      Title  Vice President

                                      FLEET NATIONAL BANK, as
                                      Administrative Agent and as a Lender

                                      By:    /s/ Ginger Stolzenthaler
                                      Name:  G. Stolzenthaler
                                      Title  Senior Vice President

                                      BANK OF MONTREAL, as a Co-Agent and
                                      as a Lender

                                      By:    /s/ Jeff Forsythe
                                      Name:  Jeff Forsythe
                                      Title  Director

                                      CIBC INC., as a Co-Agent and as a Lender

                                      By:    /s/ Timothy E. Doyle
                                      Name:  Timothy E. Doyle
                                      Title  Managing Director CIBC Oppenheimer
                                             Corp as Agent

                                      CITICORP REAL ESTATE, INC., as a Co-
                                      Agent and as a Lender

                                      By:    /s/ Susan McManigal
                                      Name:  Susan McManigal
                                      Title  Attorney-In-Fact

                                      CREDIT LYONNAIS, Cayman Island
                                      Branch, as a Co-Agent and as a Lender

                                      By:    /s/ Farboud Tavangar
                                      Name:  Farboud Tavangar
                                      Title  First Vice President

                                      FIRST UNION NATIONAL BANK, as a
                                      Co-Agent and as a Lender

                                      By:    /s/ Joseph H. Towell
                                      Name:  Joseph H. Towell
                                      Title  Senior Vice President

                                      KEY CORPORATE CAPITAL INC., as a
                                      Co-Agent and as a Lender

                                      By:    /s/ Angela G. Mago
                                      Name:  Angela G. Mago
                                      Title  Vice President

                                      SOCIETE GENERALE, as a Co-Agent and
                                      as a Lender

                                      By:    /s/ Sedare Coradin
                                      Name:  Sedare Coradin
                                      Title  Vice President

                                      THE SUMITOMO BANK, LIMITED, as a
                                      Lender

                                      By:    /s/D.G. Eastman
                                      Name:  D.G. Eastman
                                      Title  Vice President and manager

                                      By:    /s/ Alfred DoGermanis
                                      Name:  Alfred DoGermanis
                                      Title  Vice President

                                       ABBEY NATIONAL TREASURY
                                       SERVICES PLC, as a Lender

                                       By:    /s/ R. Gambel
                                       Name:  R. Gambel
                                       Title  Asset Backed Securities

                                       VIA BANQUE, as a Lender

                                       By:    /s/ C. Prot
                                       Name:  C. Prot
                                       Title  Senior Directory

                                       By:    /s/ P. Arnout
                                       Name:  P. Arnout
                                       Title  Director

                                       RIGGS BANK N.A., as a Lender

                                       By: /s/
                                       Name:
                                       Title

                                       THE BANK OF NEW YORK, as a Lender

                                       By:    /s/ David C. Judge
                                       Name:  David C. Judge
                                       Title  Vice President

                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LTD., New York Branch, as a
                                       Lender

                                       By:    /s/ Hiroshi Kitada
                                       Name:  Hiroshi Kitada
                                       Title  Deputy General Manager

                                       THE BANK OF NOVA SCOTIA, New York
                                       Agency, as a Lender

                                       By:    /s/ Chistopher I. Grant
                                       Name:  Chistopher I. Grant
                                       Title  Senior Relationship Manager

                                       BANQUE NATIONAL DE PARIS, as a
                                       Lender

                                       By:     /s/ Katherine Wolfe
                                       Name:   Katherine Wolfe
                                       Title   Vice President

                                       By:    /s/ Charles H. Day
                                       Name:  Charles H. Day
                                       Title  Assistant Vice President

                                       DG BANK, DEUTSCHE
                                       GENOSSENSCHAFTSBANK, Cayman
                                       Island Branch, as a Lender

                                       By:    /s/ Linda J. O'Connell
                                       Name:  Linda J. O'Connell
                                       Title  Vice President

                                       By:    /s/ Karen A. Brinkman
                                       Name:  Karen A. Brinkman
                                       Title  Vice President

                                       SIGNET BANK, as a Lender

                                       By:    /s/ Frieda M.A. McWilliams
                                       Name:  Frieda M.A. McWilliams
                                       Title  Vice President

                                       MITSUI LEASING (U.S.A.) INC., as a
                                       Lender

                                       By:    /s/ Yuichi Kamizawa
                                       Name:  Yuichi Kamizawa
                                       Title  Vice President

                                       ARAB AMERICAN BANK, as a Lender

                                       By:    /s/ Peter Rivera
                                       Name:  Peter Rivera
                                       Title  Assistant Vice President

                                       By:    /s/ William G. Reynolds
                                       Name:  William G. Reynolds
                                       Title  Vice President


  For the purposes of Section 9:       HEALTH AND RETIREMENT
                                       PROPERTIES INTERNATIONAL, INC.

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer


                                       CAUSEWAY HOLDINGS INC.

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                       SJO CORPORATION

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                       HUB PROPERTIES TRUST

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                       HUB ACQUISITION TRUST

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                       HUB LA PROPERTIES TRUST

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                       HUB REALTY FUNDING, INC.

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer


                                       HUB MANAGEMENT, INC.

                                       By:    /s/ Ajay Saini
                                       Name:  Ajay Saini
                                       Title  Treasurer

                                      HUB REALTY COLLEGE PARK, INC.

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer

                                      HUB REALTY I, INC.

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer

                                      HUB REALTY IV, INC.

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer

                                      HUB REALTY GOLDEN, INC.

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer



                                      HUB REALTY COLLEGE PARK I,
                                      LLC

                                      By:    /s/ Ajay Saini
                                      Name:  Ajay Saini
                                      Title  Treasurer